UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

________________________

FORM 8-K

________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): November 2, 2022

Wearable Health Solutions, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-56368	26-3534190
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2901 W. Coast Highway, Suite 200,

Newport Beach, CA

92663

(Address of principal executive offices)

Phone: (949) 270 7460

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 – Regulation FD Disclosure

On November 2, 2022, the Company issued a press release titled “Wearable Health Solutions, Inc. Signs First Enterprise Remote Patient Monitoring (“RPM”) Contract with Cleveland Based Physicians Group.”

The information contained in this Section 7.01 and in the exhibit attached to this current report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such filing.

Item 9.01 – Financial Statement and Exhibits

Exhibit No.	Description

99.1	Press Release, dated November 2, 2022 (furnished herewith).
104	Cover Page Interactive Data File (formatted within the Inline XBRL)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wearable Health Solutions, Inc.

Date: November 14, 2022	By: /s/ Harrysen Mittler
Harrysen Mittler
Chief Executive Officer
Principal Executive Officer

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